THE ALGER INSTITUTIONAL FUNDS

Alger Mid Cap Growth Institutional Fund

Supplement dated October 15, 2018 to the

Summary and Statutory Prospectus

dated March 1, 2018

The below table deletes and replaces the table under the section “Management” on page 4 of the Class I, Class R and Class Z-2 Shares summary prospectuses, and pages 41 and 48 of the statutory prospectus.

Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio
Fred Alger Management, Inc.	Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since January 2018
Teresa McRoberts Senior Vice President, Senior Analyst and Portfolio Manager Since February 2015

The following replaces in its entirety the entry for Alger Mid Cap Growth Institutional Fund in the chart under the heading “Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of Portfolio Investments” on page 67 of the Class I, Class R and Class Z-2 Shares statutory prospectus.

Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of Portfolio Investments

Fund	Portfolio Managers	Since
Alger Capital Appreciation Institutional Fund	Ankur Crawford, Ph.D. Patrick Kelly, CFA	June 2015 September 2004
Alger Focus Equity Fund	Ankur Crawford, Ph.D. Patrick Kelly, CFA	June 2015 December 2012
Alger Mid Cap Growth Institutional Fund*	Dan C. Chung, CFA Teresa McRoberts	January 2018 February 2015
Alger Small Cap Growth Institutional Fund	Amy Y. Zhang, CFA Dan C. Chung, CFA	February 2015 January 2016

*Mr. Chung, the Manager’s Chief Investment Officer, and Ms. McRoberts are each responsible for the management of a portion of the Fund’s portfolio.  Mr. Chung, for his portion, coordinates and oversees portfolio allocations by members of the Manager’s analyst team for Alger Mid Cap Growth Institutional Fund.  Each analyst is allocated a percentage of the Fund’s total assets, is responsible for the management of that portion of the Fund’s portfolio, and has such allocation rebalanced on a periodic basis by Mr. Chung.

•                  Mr. Chung has been employed by the Manager since 1994. He became a portfolio manager in 2000, Chief Investment Officer in 2001, President in 2003, and Chief Executive Officer in 2006.

•                  Ms. Crawford has been employed by the Manager since 2004. She became a portfolio manager and a Senior Vice President in 2010. She served as a Vice President and an Analyst from 2007 to 2010, and a Senior Analyst from 2010 to 2016.

•                  Mr. Kelly has been employed by the Manager since 1999. He became a portfolio manager in 2004, an Executive Vice President in 2008, and the Head of Alger Capital Appreciation and Spectra Strategies in 2015.

•                  Ms. McRoberts has been employed by the Manager since 2015 as a Senior Vice President, Senior Analyst and Portfolio Manager. Prior to joining the Manager, she was a founder and partner of Bienville Health Science Partners, LP from September 2013 to January 2015. Ms. McRoberts was self-employed from November 2009 to September 2013.

•                  Ms. Zhang has been employed by the Manager since 2015 as a Senior Vice President and Portfolio Manager. Prior to joining the Manager, she was a Managing Director and Senior Portfolio Manager at Brown Capital Management, Inc. from 2002 to 2015.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts that they manage, and their ownership of securities of the Fund(s) that they manage.

S-TAIF Instl. 101518

S-MidCapIR 101518

S-MidCap InsZ-2 101518